                                                                   EXHIBIT 10.1



       _________________________________________________________________





                          HOUSEHOLD REALTY CORPORATION
                  HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA
                        HOUSEHOLD FINANCE CORPORATION II
                       HOUSEHOLD FINANCE CORPORATION III
                   HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY
                HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK
                        HOUSEHOLD FINANCIAL CENTER INC.
                 HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA
                 HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY
               HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA
                  HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY
                      HOUSEHOLD INDUSTRIAL FINANCE COMPANY
                            MORTGAGE ONE CORPORATION
                                    Sellers


                                      and



                           HFC REVOLVING CORPORATION
                                     Buyer


       _________________________________________________________________




                         RECEIVABLES PURCHASE AGREEMENT
                          Dated as of November 1, 1996



       _________________________________________________________________

                               TABLE OF CONTENTS


ARTICLE I  DEFINITIONS    . . . . . . . . . . . . . . . . . . . . . . . . .  2

         Section 1.1  Definitions . . . . . . . . . . . . . . . . . . . . .  2
         Section 1.2  Other Definitional Provisions . . . . . . . . . . . .  4

ARTICLE II  PURCHASE AND CONVEYANCE OF LOAN BALANCES  . . . . . . . . . . .  5

         Section 2.1  Purchase  . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE III  CONSIDERATION AND PAYMENT  . . . . . . . . . . . . . . . . . .  8

         Section 3.1  Purchase Price  . . . . . . . . . . . . . . . . . . .  8
         Section 3.2  Settlement  . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE IV  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . .  8

         Section 4.1  Sellers Representations and Warranties  . . . . . . .  9
         Section 4.2  Representations and Warranties of the
                        Sellers Relating to the Agreement and
                        the Mortgage Loans  . . . . . . . . . . . . . . . . 11
         Section 4.3  Representations and Warranties of
                        Revolving . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE V  COVENANTS OF THE SELLERS . . . . . . . . . . . . . . . . . . . . 18

         Section 5.1  Sellers Covenants . . . . . . . . . . . . . . . . . . 18

ARTICLE VI  REPURCHASE OBLIGATION . . . . . . . . . . . . . . . . . . . . . 20

         Section 6.1  Reassignment of Ineligible Mortgage
                        Loans . . . . . . . . . . . . . . . . . . . . . . . 20
         Section 6.2  Reassignment of Certificateholders'
                        Interest in Trust Portfolio . . . . . . . . . . . . 20

ARTICLE VII  CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . 21

         Section 7.1  Conditions to Revolving's Obligations
                        Regarding Initial Mortgage Loans  . . . . . . . . . 21
         Section 7.2  Conditions to Revolving's Obligations
                        Regarding Subsequent Funding Mortgage
                        Loans, Eligible Substitute Mortgage
                        Loans and Additional Loan Balances  . . . . . . . . 22
         Section 7.3  Conditions Precedent to the Sellers'
                        Obligations . . . . . . . . . . . . . . . . . . . . 22

ARTICLE VIII  TERM & PURCHASE TERMINATION . . . . . . . . . . . . . . . . . 23

         Section 8.1  Term  . . . . . . . . . . . . . . . . . . . . . . . . 23
         Section 8.2  Purchase Termination  . . . . . . . . . . . . . . . . 23

ARTICLE IX  MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . 24

         Section 9.1  Amendment . . . . . . . . . . . . . . . . . . . . . . 24
         Section 9.2  Governing Law . . . . . . . . . . . . . . . . . . . . 24
         Section 9.3  Notices . . . . . . . . . . . . . . . . . . . . . . . 24
         Section 9.4  Severability of Provisions  . . . . . . . . . . . . . 25
         Section 9.5  Assignment  . . . . . . . . . . . . . . . . . . . . . 25
         Section 9.6  Acknowledgment and Agreement of each
                        Seller  . . . . . . . . . . . . . . . . . . . . . . 25
         Section 9.7  Further Assurances  . . . . . . . . . . . . . . . . . 26
         Section 9.8  No Waiver; Cumulative Remedies  . . . . . . . . . . . 26
         Section 9.9  Counterparts  . . . . . . . . . . . . . . . . . . . . 26
         Section 9.10 Binding Effect; Third-Party Beneficiaries . . . . . . 26
         Section 9.11 Merger and Integration  . . . . . . . . . . . . . . . 26
         Section 9.12 Headings  . . . . . . . . . . . . . . . . . . . . . . 27
         Section 9.13 Schedules and Exhibits  . . . . . . . . . . . . . . . 27
         Section 9.14 Survival of Representations and
                        Warranties  . . . . . . . . . . . . . . . . . . . . 27

Schedule 1:  LIST OF LOAN BALANCES OF INITIAL MORTGAGE
               LOANS

Schedule 2:  LIST OF LOAN BALANCES OF SUBSEQUENT FUNDING
               MORTGAGE LOANS AND ANY ELIGIBLE SUBSTITUTE
               MORTGAGE LOANS

Exhibit A:   FORM OF SETTLEMENT STATEMENT

                              RECEIVABLES PURCHASE
                                   AGREEMENT


                 RECEIVABLES PURCHASE AGREEMENT, dated as of November 1, 1996, by and among HOUSEHOLD REALTY CORPORATION, HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA, HOUSEHOLD FINANCE CORPORATION II, HOUSEHOLD FINANCE CORPORATION III, HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY, HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK, HOUSEHOLD FINANCIAL CENTER INC., HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA, HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY, HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA, HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY, HOUSEHOLD INDUSTRIAL FINANCE COMPANY and MORTGAGE ONE CORPORATION and any of their successors, (the "Sellers"), and HFC REVOLVING CORPORATION, ("Revolving").

                             W I T N E S S E T H;

                 WHEREAS, Revolving desires to purchase from time to time certain Mortgage Loans (hereinafter defined) due or to become due to the Sellers under certain credit line agreements of the Sellers;

                 WHEREAS, the Sellers desire to sell from time to time and assign certain Mortgage Loans to Revolving upon the terms and conditions hereinafter set forth;

                 WHEREAS, it is contemplated that the Mortgage Loans purchased hereunder will be transferred by Revolving to the Trust (hereinafter defined) in connection with the issuance of certain Certificates (hereinafter defined);

                 WHEREAS, it is contemplated that pursuant to the Transfer Agreement the Sellers will sell contemporaneously with the sale of the Mortgage Loans hereunder, all their additional right, title and interest in and to the Related Documents (other than the obligation to fund any Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans or any Additional Loan Balances) to the Trustee for the benefit of the Certificateholders; and

                 WHEREAS, the Sellers agree that all covenants and agreements made by the Sellers herein with respect to the Mortgage Loans shall also be for the benefit of the Trustee and all holders of the Certificates;

                 NOW, THEREFORE, it is hereby agreed by and between Revolving and the Sellers as follows:

                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.1. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Pooling and Servicing Agreement whenever used herein or therein; in addition, the following words and phrases shall have the following meanings:

                 "Addition Date" shall mean: (i) with respect to Subsequent Funding Mortgage Loans, any Distribution Date during the Funding Period on which Subsequent Funding Mortgage Loans are purchased by Revolving and (ii) with respect to any Eligible Substitute Mortgage Loan, the Business Day on which such Eligible Substitute Mortgage Loan is purchased by Revolving.

                 "Additional Loan Balances" shall mean collectively any additions to each Mortgage Loan as a result of new principal advances made under the applicable Credit Line Agreements.

                 "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

                 "Appointment Date" shall have the meaning specified in Section 8.2.

                 "Certificate Insurer" shall mean Capital Markets Assurance Corporation or any successor insurer pursuant to Section 4.03 of the Pooling and Servicing Agreement.

                 "Certificates" shall mean the Household Revolving Home Equity Loan Asset Backed Certificates, Series 1996-2 representing undivided interests in the Trust.

                 "Closing Date" shall mean November __, 1996.

                 "Conveyance" shall have the meaning specified in Section
2.1(a).

                 "Conveyance Papers" shall have the meaning specified in
Section 4.1(c).

                 "Credit Line Agreement" shall mean any note or other agreement under which a Mortgage Loan is made or which evidences a Mortgage Loan.

                 "Cut-Off Date" shall mean with respect to each Mortgage Loan, the close of the last billing cycle therefor prior to the purchase by Revolving (which shall be the immediately preceding billing cycle date prior to November 1, 1996 in the case of the Initial Mortgage Loans).

                 "Dissolution Event" shall have the meaning specified in
Section 8.2.

                 "Eligible Substitute Mortgage Loans" shall mean the aggregate unpaid principal balances of those loans made under certain Credit Line Agreements as of their Cut-Off Date to be substituted for any Defective Mortgage Loans pursuant to Sections 2.02 and 2.04 of the Pooling and Servicing Agreement, which on the date of such substitution must at least meet the criteria set forth in the definition of Eligible Substitute Mortgage Loans set forth in the Pooling and Servicing Agreement.

                 "Initial Mortgage Loans" shall mean the aggregate unpaid principal balances of those loans made under certain Credit Line Agreements as of the Pool Date to be conveyed to Revolving pursuant to this Agreement and listed on Schedule 1 hereto.

                 "Insurance Agreement" shall mean the Insurance and Reimbursement Agreement dated as of May 1, 1996 among Revolving, the Master Servicer, the Trustee and Capital Markets Assurance Corporation or any agreement among Revolving, the Master Servicer, the Trustee and a successor to Capital Markets Assurance Corporation as contemplated by Section 4.03 of the Pooling and Servicing Agreement.

                 "Mortgage Loans " shall mean collectively, the Initial Mortgage Loans, the Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans.

                 "Pool Date" shall mean, for the Initial Mortgage Loans, the close of the last billing cycle for such loans immediately prior to November 1, 1996.

                 "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement dated as of the date hereof among Household Finance Corporation, as Master Servicer, Revolving, and the Trustee, and all amendments thereto.

                 "Portfolio Reassignment Price" shall mean the amount payable by Revolving to the Trustee pursuant to Sections 2.02 and 2.04 of the Pooling and Servicing Agreement as set forth in Section 6.2 hereof.

                 "Purchased Assets" shall have the meaning set forth in Section 2.1(a).

                 "Purchase Price" shall have the meaning set forth in Section
3.1.

                 "Related Documents" shall have the meaning set forth in
Section 2.1(a).

                 "Repurchase Price" shall have the meaning set forth in Section 6.1(b).

                 "Revolving" shall mean HFC Revolving Corporation, a Delaware corporation.

                 "Sellers" shall have the meaning set forth in the preamble.

                 "Settlement Statement" shall mean a document substantially in the form of Exhibit A hereto.

                 "Subsequent Funding Mortgage Loans" shall mean, to the extent of the availability thereof, the aggregate unpaid principal balance of those loans designated by the Master Servicer made under certain Credit Line Agreements as of their Cut-Off Date to be conveyed to Revolving on any Distribution Date during the Funding Period pursuant to this Agreement.

                 "Transfer Agreement" shall mean the Transfer Agreement dated as of the date hereof with respect to the Transferred Assets among the Sellers and the Trustee, and all amendments thereto.

                 "Transferred Assets" shall mean all rights relating to the Mortgage Loans other than the rights conveyed to Revolving pursuant to this Agreement.

                 "Trust" shall mean the trust created by the Pooling and Servicing Agreement.

                 "Trustee" shall mean The First National Bank of Chicago, a national banking corporation, the institution executing the Pooling and Servicing Agreement as, and acting in the capacity of, Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

                 Section 1.2. Other Definitional Provisions. (a) All terms defined in this Agreement shall have the same meanings defined when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                 (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this

Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                 (c) All determinations of the principal or finance charge balance of Mortgage Loans, and of any collections thereof, shall be made in accordance with the Pooling and Servicing Agreement.


                                   ARTICLE II

                    PURCHASE AND CONVEYANCE OF LOAN BALANCES

         Section 2.1. Purchase. (a) Each Seller does hereby sell, transfer, assign, set over and otherwise convey to Revolving, without recourse, all of its right, title and interest in, to and under (i) the Initial Mortgage Loans, and (ii) all monies due and/ or to become due and all amounts hereafter received with respect thereto (including, without limitation, all Principal Collections and Interest Collections thereon) and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of Illinois) thereof and all insurance proceeds related thereto. Each Seller does hereby further agree that on each Distribution Date of the Funding Period, upon the request of Buyer it shall, to the extent of the availability thereof and to the extent of funds available from Principal Collections on deposit in the Funding Account, sell, transfer, assign, set over and otherwise convey to Revolving, without recourse, all of its right, title and interest in, to and under (x) the Subsequent Funding Mortgage Loans and (y) all monies due and/or to become due and all amounts thereafter received with respect thereto (including, without limitation, all Principal Collections and Interest Collections thereon) and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of Illinois) thereof and all insurance proceeds related thereto. Each Seller also agrees that it shall, upon the request of Revolving, to the extent of the availability thereof, sell, transfer, assign, set over and otherwise convey to Revolving, without recourse, all of its right, title and interest in, to and under (1) the Eligible Substitute Mortgage Loans and (2) all monies due and/or to become due and all amounts thereafter received with respect thereto (including, without limitation, all Principal Collections and Interest Collections thereon) and all proceeds (including, without limitation, all "proceeds" as defined in Article 9 of the UCC as in effect in the State of Illinois) thereof and all insurance proceeds related thereto. In addition, each Seller shall sell, transfer, assign, set over and otherwise convey to Revolving, without recourse, all of its right, title and interest in, to and under (A) the applicable Additional Loan Balances existing as of the immediately preceding Business Day which have not previously been so conveyed to Revolving and (B) all monies due and or to become due and all amounts hereafter received with respect thereto (including, without limitation, all Principal Collections and Interest Collections thereon) and all proceeds (including, without limitation, "proceeds" as defined in Article 9 of the UCC as in effect in the State of Illinois) thereof and all insurance proceeds related thereto. All of the assets and rights transferred and to be transferred pursuant to this
Section 2.1(a) are hereinafter referred to collectively as the "Purchased Assets" and the sales, transfers, assignments and conveyances of the Purchased Assets contemplated by this Section 2.1(a) are hereinafter referred to collectively as the "Conveyance". The Purchased Assets shall not include any right to enforce payment of the Credit Line Agreements, Mortgages and other instruments, documents and agreements relating to the Mortgage Loans (the "Related Documents").

                 (b) In further consideration of the Purchase Price set forth in Section 3.1, each Seller hereby agrees to assign to the Trustee all of its right, title and interest in and to the Credit Line Agreements and the Mortgages securing the Mortgage Loans, and all other Related Documents pursuant to the terms of the Transfer Agreement, except that each Seller shall retain the obligation to fund the Initial Mortgage Loans, Subsequent Funding Mortgage Loans, any Eligible Substitute Mortgage Loans and any Additional Loan Balances and shall have an interest in the Credit Line Agreements to the extent of any of the Initial Mortgage Loans, Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans and Additional Loan Balances until, in each case, purchased by Revolving.

                 (c) In connection with the Conveyance and in compliance with the Transfer Agreement, each Seller agrees and confirms that it is entitled to retain possession of the applicable Credit Line Agreements, Mortgages and other Related Documents as long as the long-term senior unsecured debt of Household Finance Corporation is rated at least A- by Standard & Poor's Ratings Service
and A3 by Moody's Investors Service, Inc.   In the event that HFC's long-term
senior unsecured debt rating does not satisfy the standards specified in the immediately preceding sentence, each Seller will deliver the Related Documents pertaining to each Mortgage Loan to the Trustee. Similarly, each Seller hereby acknowledges that in the event that any loss is suffered by the Trust in respect of a Mortgage Loan purchased by Revolving as a result of such Seller's retention of such Related Documents, such Seller will repurchase such Mortgage Loan from Revolving simultaneously on or immediately after Revolving repurchases such Mortgage Loans from the Trust in accordance with the terms of the Pooling and Servicing Agreement.


                 (d)  In connection with such Conveyance, each Seller agrees
(i) to record and file, at its own expense, any financing statement (and continuation statements with respect to such financing statements when applicable) with respect to the Mortgage Loans now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from such Seller to Revolving, (ii) such financing statement shall name the appropriate Seller, as seller, and Revolving, as purchaser, of the Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to Revolving (or to the Trustee, if Revolving so directs) promptly upon the Closing Date with respect to the Mortgage Loans.

                 (e) In connection with such Conveyance and in connection with each Seller's transfers under the Transfer Agreement, each Seller further agrees that it will, at its own expense, on or prior to the Closing Date with respect to the Initial Mortgage Loans and on or prior to the applicable Addition Date with respect to the Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans (i) indicate in its or its agent's computer files or microfiche lists that the applicable Credit Line Agreements and Mortgages have been sold to the Trustee pursuant to the Transfer Agreement and the Mortgage Loans listed in an applicable Schedule to this Agreement have been conveyed to Revolving in accordance with this Agreement and that such Mortgage Loans will be further conveyed by Revolving to the Trustee pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders by including an appropriate code for such Mortgage Loans in such computer file and microfiche list and (ii) deliver to Revolving (or to the Trustee, if Revolving so directs) a computer file or microfiche list containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the applicable Cut-Off Date (a) the account number, (b) the aggregate unpaid principal amount thereof, (c) the aggregate accrued and unpaid interest thereon, (d) the Credit Limit, (e) the applicable margin, if any, used to compute the Loan Rate and (f) the Maximum Loan Rate. Such computer file or microfiche list shall be marked as a Schedule to this Agreement, shall be delivered to Revolving (or to the Trustee, if so directed by Revolving) as proprietary and confidential, and is hereby incorporated into and made a part of this Agreement. Each Seller further agrees to make the same indications in its or its agent's computer files and the same deliveries to the Trustee as set forth in clauses (i) and (ii) of this Section 2.1(e) with respect to Additional Loan Balances purchased by Revolving and transferred to the Trustee and agrees not to alter the code referenced in clause (i) of this paragraph with respect to any of the Mortgage Loans purchased by Revolving during the term of this Agreement unless and until the related Mortgage Loans have been reconveyed to the appropriate Seller. In connection with such Conveyance, the Sellers also confirm that the total principal amount of the Initial Mortgage Loans as of the Pool Date to be conveyed hereunder on the Closing Date is $796,280,720.37.

                 (f) The parties hereto intend that the conveyance to Revolving of each Sellers's right, title and interest in and to the Mortgage Loans, and the Additional Loan Balances when transferred, shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or right of others from the Sellers to Revolving and that the Purchased Assets shall not be part of the applicable Seller's estate in the event of the insolvency of such Seller or a conservatorship, receivership or similar event with respect thereto.


                                  ARTICLE III

                           CONSIDERATION AND PAYMENT

                 Section 3.1. Purchase Price. The Purchase Price for the Initial Mortgage Loans conveyed to Revolving under this Agreement shall be payable on the Closing Date and shall be an amount equal to $796,280,720.37 (which is equal to 100% of the principal amount of such Initial Mortgage Loans) plus an amount which is equal to the aggregate amount of accrued and unpaid interest on the Initial Mortgage Loans plus a premium equal to the present value of the aggregate anticipated excess spread on such Initial Mortgage Loans less the applicable servicing fees, cost of funds, credit enhancement fees and expected losses (calculated on an historical basis), on a discounted basis calculated as of the Closing Date. This computation of initial purchase price assumes no reinvestment in Additional Loan Balances. The Purchase Price for any Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans and Additional Loan Balances, as applicable, conveyed to Revolving under this Agreement shall be payable as of the date of the purchase thereof by Revolving for a price, in each case, equal to the aggregate principal amount of such Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans and Additional Loan Balances, as applicable, so conveyed plus the aggregate amount of accrued and unpaid interest thereon plus a premium equal to the present value of the aggregate anticipated excess spread on such Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans and Additional Loan Balances, as applicable, less the applicable servicing fees, cost of funds, credit enhancement fees and expected losses (calculated on an historical basis), on a discounted basis, calculated as of the Addition Date or the date on which sold to Revolving, as applicable, with respect thereto; provided, that in no event will the Purchase Price for the Subsequent Funding Mortgage Loans exceed the sum of all Principal Collections deposited to the Funding Account during the Funding Period.

                 Section 3.2. Settlement. On each Distribution Date, each Seller shall deliver to Revolving a Settlement Statement in substantially the form of Exhibit A, showing the aggregate Purchase Price of the Additional Loan Balances, as applicable, conveyed by such Seller to Revolving during the previous Collection Period, the aggregate Repurchase Price of Mortgage Loans repurchased by such Seller during such Collection Period, if any, and the amount of Mortgage Loans outstanding during such Collection Period; provided, that on each Distribution Date during the Funding Period, each Seller shall include in such Settlement Statement the aggregate Purchase Price for any Subsequent Funding Mortgage Loans purchased on such Distribution Date; provided, further, that on the Distribution Date following the conveyance to Revolving of any Eligible Substitute Mortgage Loans to Revolving, each Seller shall include in such Settlement Statement the aggregate Purchase Price for its Eligible Substitute Mortgage Loans.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 Section 4.1. Sellers Representations and Warranties. Each Seller, severally and not jointly, hereby represents and warrants to, and agrees with, Revolving as of the Closing Date and on each Addition Date, that:

                  (a) Organization and Good Standing of Sellers. It is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Transfer Agreement and when this Agreement and the Transfer Agreement have been executed and delivered, this Agreement and the Transfer Agreement will constitute the legal, valid and binding obligation of such Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies (whether in a proceeding at law or in equity).

                  (b) Due Qualification. It is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Credit Line Agreement relating to any Mortgage Loan unenforceable by it, Revolving or the Trustee and would have a material adverse effect on its business, properties, assets or condition (financial or other).

                 (c) Due Authorization. The execution, delivery and performance of this Agreement, the Transfer Agreement and any other document or instrument delivered pursuant hereto or thereto (such other documents or instruments, collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on its part.

                 (d) No Conflict. Its execution and delivery of this Agreement, the Transfer Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement, the Transfer Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement, the Transfer Agreement and the Conveyance Papers applicable to it will not violate any existing law or regulation or any order or decree of any court applicable to it or any provision of its certificate of incorporation or bylaws, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which it is a party or by which it or any of its properties are bound.

                 (e) No Violation. The execution, delivery and performance of this Agreement, the Transfer Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to it will materially comply with currently existing applicable laws.

                 (f) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Transfer Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Transfer Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in its judgment, has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement, the Transfer Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforcement of this Agreement, the Transfer Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of the Trust under United States Federal or Illinois income tax systems.

                 (g) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by it in connection with the execution and delivery of this Agreement, the Transfer Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement, the Transfer Agreement or the Conveyance Papers have been obtained.

                 The representations and warranties set forth in this Section
4.1 shall survive the transfer and assignment of the

Mortgage Loans to Revolving and the transfer of the remaining right, title and interest under the Mortgage Loans to the Trustee under the Transfer Agreement. Upon discovery by any of the Sellers or Revolving of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other parties within three Business Days following such discovery.

                 Section 4.2. Representations and Warranties of the Sellers Relating to the Agreement and the Mortgage Loans.

                 (a) Representations and Warranties. Each Seller (referred to individually in this Section 4.2 as "the Seller") hereby, severally and not jointly, represents and warrants to Revolving as of the respective Cut-Off Date with respect to each Mortgage Loan it sells (and to the extent expressly stated below at such other time) that, as to such Mortgage Loan:

                 (i) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                 (ii) This Agreement constitutes a valid transfer and assignment to Revolving of all right, title and interest of the Seller in and to the applicable Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Mortgage Loans and all other property specified in the definition of "Purchased Assets" relating to such Mortgage Loans, and upon payment for the Additional Loan Balances, will constitute a valid transfer and assignment to Revolving of all right, title and interest of the Seller in and to the Additional Loan Balances, all monies due or to become due with respect thereto, and all proceeds thereof and all other property specified in the definition of "Purchased Assets" relating to such Additional Loan Balances;

                 (iii) As of the Closing Date with respect to the Initial Mortgage Loans, Schedule 1 to this Agreement; as of the applicable Addition Date with respect to the Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans, Schedule 2 to this Agreement; and, as of the date any Additional Loan Balance is created, the related computer file or microfiche list referred to in Section 2.1(e), are true, accurate and complete listings in all material respects of all such Mortgage Loans and Additional Loan Balances, and the information contained therein with respect to the identity of such Mortgage Loans is true and correct in all material respects. As of the Pool Date with respect to the Initial Mortgage Loans sold to Revolving by the Sellers, the aggregate principal amount of such Initial Mortgage Loans transferred to Revolving which are to be subsequently transferred to the Trust was $796,280,720.37;

                 (iv) The applicable Mortgage Loans as of their respective Cut-Off Dates have not been assigned or pledged, and the Seller has good and marketable title thereto, and the Seller is the sole owner and holder of such Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell, assign or transfer the same pursuant to this Agreement.

                 (v) Except for the Seller's assignment of the Transferred Assets to the Trustee pursuant to the Transfer Agreement, the related Credit Line Agreement and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and the Seller has good and marketable title thereto, and the Seller is the sole owner and holder of the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to this Agreement and the Transfer Agreement;

                 (vi) As to each Seller's Mortgage Loans, the related Mortgage is a valid and subsisting first, second or third lien on the property therein described, and as of the applicable Cut-Off Date the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first, second or third lien of such Mortgage, as applicable, except for liens for (i) the real estate taxes and special assessments not yet delinquent; (ii) any first and, if applicable, second mortgage loan secured by such Mortgaged Property;
         (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgages, which are acceptable to mortgage lending institutions generally, and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                 (vii) As of the Closing Date with respect to the Initial Mortgage Loans, and the applicable Addition Date on which the

         Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans are sold, to the best knowledge of the Seller, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage;

                 (viii) To the best knowledge of the Seller, as of the Closing Date with respect to the Initial Mortgage Loans, and the applicable Addition Date on which the Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans are sold, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgage Property;

                 (ix) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Addition Date on which Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans are sold, to the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage and is in good repair;

                 (x) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Addition Date on which Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans are sold, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xii);

                 (xi) As to each of the Seller's Mortgage Loans, the related Credit Line Agreement and the related Mortgage at the time they were made complied in all material respects with applicable state and federal laws including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to such Mortgage Loan;

                 (xii) A lender's title insurance policy or binder was issued on the date of origination of each of the Seller's Initial Mortgage Loans, Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans with a Credit Limit of $50,000 or more (excluding such Mortgage Loans originated in New Jersey for the period beginning January 1, 1986 and ending April 30, 1987), and each such policy is valid and remains in full force and effect, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each such Mortgage Loan as to which no title insurance policy or binder was issued;

                 (xiii) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders or the Certificate Insurer was utilized in selecting the Initial Mortgage Loans, Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans, as applicable, transferred hereunder;

                 (xiv) The Seller has transferred Mortgage Loans with any intent to hinder, delay or defraud any of its creditors;

                 (xv) The Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Trust Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

                 (xvi) Within 15 days of the Closing Date with respect to the Initial Mortgage Loans and, to the extent not already included n such filing with respect to the Initial Mortgage Loans, the applicable Addition Date with respect to the Subsequent Funding Mortgage Loans and any Eligible Mortgage Loan, each Seller will file UCC-1 financing statements in accordance with Section 2.1 hereof;

                 (xvii) To the best knowledge of the Seller, as of the Closing Date with respect to the Initial Mortgage Loans and the applicable Addition Date on which the Subsequent Funding Mortgage Loans or any Eligible Substitute Mortgage Loans are sold, the physical property constituting the Mortgaged Property subject to each related Mortgage Loan is free of material damage and is in good repair;

                 (xviii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

                 (xix) As of the applicable Cut-Off Date for the Mortgage Loans, no Minimum Monthly Payment is more than 89 days delinquent (measured on a contractual basis) and with respect to the Initial Mortgage Loans as of the Pool Date no more than 4.80% (by Cut-Off Date Pool Balance) were 30 - 59 days delinquent (measured on a contractual basis) and no more than 0.93% (by Cut-Off Date Pool Balance) were 60 - 89 days delinquent (measured on a contractual basis);

                 (xx) For each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein (including with respect to the Initial Mortgage Loans, an appraisal, which may be an appraisal prepared using a statistical data base);

                 (xxi) As of the Pool Date for the Initial Mortgage Loans no more than ____% of such Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code and no more than ____% of such Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in planned unit developments;

                 (xxii) As of the applicable Cut-Off Date, (i) the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of ____% and (ii) not more than 14.23% of the Initial Mortgage Loans by aggregate principal balance as of the Pool Date exceeds the applicable Credit Limit by up to 10%;

                 (xxiii) No Initial Mortgage Loan had an original term to maturity in excess of 180 months. The weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis as of the Pool Date for the Initial Mortgage Loans is approximately 145 months. For the Mortgage Loans having adjustable Loan Rates, which, in the case of the Initial Mortgage Loans, comprise approximately 61.97% of the Initial Mortgage Loans by aggregate principal balance as of the Pool Date, on each date that the Loan Rates have been adjusted, such adjustments were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of any such Mortgage Loan, the Loan Rate may not exceed the related Maximum Loan Rate, if any. The Initial Mortgage Loans have minimum Loan Rates which range between 0.00% and ____%. The Margins for the Initial Mortgage Loans having adjustable Loan Rates range between 0.00% and ____%, and the weighted average Margin for such Mortgage Loans is approximately ____% as of the Pool Date. As of the Pool Date for the Initial Mortgage Loans, the Loan Rates on such Initial Mortgage Loans range between ____% and ____% and the weighted average Loan Rate is approximately
         ____%;

                 (xxiv) Each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse, generally approvable by FNMA. With respect to the aggregate principal balance of all Initial Mortgage Loans as of the Pool Date, (a) no more than 9.33% (by aggregate principal balance as of such date) of the Initial Mortgage Loans are secured by real property improved by individual condominium units, planned development units, townhouses or two-to-four family residences erected thereon, and (b) at least 90.67% (by aggregate principal balance as of such date) of the Initial Mortgage Loans are secured by real property with a detached one-family residence erected thereon;

                 (xxv) As of the Pool Date, the Credit Limits on the Initial Mortgage Loans range between approximately $____ and $____ with an average of $____. As of the Pool Date, no Initial Mortgage Loan had a principal balance in excess of approximately $____ and the average principal balance of the Initial Mortgage Loans is equal to approximately ____% of their average Credit Limit;

                 (xxvi) Approximately 29.62% and 70.02% of the Initial Mortgage Loans, by aggregate principal balance as of the Pool Date, are first and second liens, respectively, and the remainder of the Initial Mortgage Loans are third liens;

                 (xxvii) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Addition Date with respect to the Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans, the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Seller;

                 (xxviii) None of the Mortgage Loans is a reverse mortgage loan or included in the "Ever Yours" program;

                 (xxix) Each Credit Line Agreement and each Mortgage is in substantially the form previously provided to Revolving by the Seller and each Mortgage Loan is an enforceable obligation of the related Mortgagor;

                 (xxx) The definition of Prime Rate or auction average six month U.S. Treasury Bills rate, as the case may be, in each Credit Line Agreement relating to a Mortgage Loan that has an adjustable Loan Rate does not differ materially from the definition in the form of loan agreement previously provided to Revolving and referred to in clause (xxix) above;

                 (xxxi) As of the Addition Date with respect to any Eligible Substitute Mortgage Loan, no Eligible Substitute Mortgage Loan is more than 89 days delinquent; and

                 (xxxii) As of the Addition Date with respect to any Subsequent Funding Mortgage Loans, the following requirements with respect to such Loan shall have been satisfied: (i) the remaining term to maturity of each Subsequent Funding Mortgage Loan may not exceed 180 months; (ii) the Subsequent Funding Mortgage Loans will have a weighted average Margin of at least ____% (iii) the Subsequent Funding Mortgage Loans will have a weighted average Combined Loan-to-Value Ratio of not more than ____%; (iv) no Subsequent Funding Mortgage Loan will have a Loan Balance in excess of $500,000; (v) no less than ____% of the Subsequent Funding Mortgage Loans (by aggregate Cut-Off Date Trust Balance with respect to the Subsequent Funding

         Mortgage Loans) are first liens; and (vi) at least ____% of all of the Subsequent Funding Mortgage Loans (by aggregate Cut-Off Date Trust Balance with respect to the Subsequent Funding Mortgage Loans) are not more than 30 days delinquent (on a contractual basis) in the payment of a minimum Monthly Payment as of the Cut-Off Date for the Subsequent Funding Mortgage Loans.

                 (b) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the transfer and assignment of the Purchased Assets to Revolving. Upon discovery by either the Sellers or Revolving of a breach of any of the representations and warranties set forth in this Section 4.2 (without regard to any limitation set forth therein concerning the knowledge of any Seller as to the facts stated therein), the party discovering such breach shall give written notice to the other party within three Business Days following such discovery. The Sellers hereby acknowledge that Revolving intends to rely on the representations hereunder in connection with representations made by Revolving to secured parties, assignees or subsequent transferees including but not limited to transfers made by Revolving to the Trust pursuant to the Pooling and Servicing Agreement.

                 Section 4.3. Representations and Warranties of Revolving. As of the Closing Date and as of the Addition Date on which Revolving acquires the Subsequent Funding Mortgage Loans and Eligible Substitute Mortgage Loans, if any, Revolving hereby represents and warrants to, and agrees with, the Sellers that:

                 (a) Organization and Good Standing. Revolving is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver, and perform its obligations under this Agreement and the Conveyance Papers.

                 (b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by Revolving by all necessary corporate action on the part of Revolving.

                 (c) No Conflict. The execution and delivery of this Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof or thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Revolving is a party or by which it or its properties is bound.

                 (d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to Revolving will materially comply with currently existing state or federal laws applicable to Revolving.

                 (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Revolving, threatened against Revolving, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality, (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Revolving, would materially and adversely affect the performance by Revolving of its obligations under this Agreement or the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                 (f) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by Revolving in connection with the execution and delivery of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers have been obtained.

                 The representations and warranties set forth in this Article IV shall survive the Conveyance of the Mortgage Loans to Revolving and termination of the rights and obligations of Revolving and the Sellers under this Agreement. Upon discovery by Revolving or the Sellers of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.


                                   ARTICLE V

                            COVENANTS OF THE SELLERS

                 Section 5.1. Sellers Covenants. Each of the Sellers hereby covenants and agrees with Revolving as follows:

                 (a) Security Interests. Except for the conveyances hereunder and to the Trustee pursuant to the Transfer Agreement and subject to the transactions permitted pursuant to Section 9.5 hereof, such Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan or the Purchased Assets, whether now existing or hereafter created, or any interest therein, and such Seller, at its expense, shall defend the right, title and interest of Revolving in, to and under the Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Revolving or such Seller; provided, however, that nothing in this Section 5.1(a) shall prevent or be deemed to prohibit such Seller from suffering to exist upon any of the applicable Mortgage Loans any Liens for municipal or other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if such Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                 (b) Delivery of Collections or Recoveries. In the event that any of the Sellers receives Interest Collections or Principal Collections, the applicable Seller agrees to pay to Revolving (or to the Master Servicer if Revolving so directs) all such Collections as soon as practicable after receipt thereof.

                 (c) Notice of Liens. Each of the Sellers shall notify Revolving promptly after becoming aware of any Lien on any Mortgage Loan or the Purchased Assets other than the conveyances hereunder or pursuant to the Transfer Agreement or the Pooling and Servicing Agreement.

                 (d) Credit Line Agreements and Guidelines. Subject to compliance with all applicable laws and Section 3.01 of the Pooling and Servicing Agreement, the Seller may change the terms and provisions of its respective Credit Line Agreements in any respect (including, without limitation, the calculation of the amount or the timing of charge-offs and the finance charges to be assessed on advances made thereunder) as long as such changes have been permitted by the Certificate Insurer (unless a Credit Enhancer Default has occurred and is continuing), the Seller determines that such changes are necessary and such changes will not have a material adverse effect on the interests of the Certificateholders, the Certificate Insurer or the Trust. Notwithstanding the foregoing, the Seller may make changes to the terms and conditions of its respective Credit Line Agreements that will have a material adverse effect on the interests of the Certificateholders provided that the Seller repurchases such Credit Line Agreement and related Mortgage Loans prior to the effectiveness of any such changes.

                                   ARTICLE VI

                             REPURCHASE OBLIGATION

                 Section 6.1. Reassignment of Ineligible Mortgage Loans. (a) In the event any representation or warranty under Section 4.2 is not true and correct in any material respect as of the date specified therein and as a result of such breach Revolving is required to accept reassignment of Defective Mortgage Loans pursuant to Section 2.02 of the Pooling and Servicing Agreement, the applicable Seller shall accept reassignment of Revolving's interest in the applicable Defective Mortgage Loans on the terms and conditions set forth in
Section 6.1(b).

                 (b) Each Seller shall accept reassignment of any applicable Defective Mortgage Loans originally transferred by it to Revolving on or prior to the end of the Collection Period in which such reassignment obligation arises, and shall pay for such reassigned Defective Mortgage Loans the entire principal balance thereof plus accrued and unpaid interest thereon, plus any applicable premium previously received by such Seller pursuant to Section 3.1 hereof in connection with such Mortgage Loans repurchased minus any Principal Collections credited to such Defective Mortgage Loan thereof prior to such retransfer date (the "Repurchase Price"). Upon reassignment of Defective Mortgage Loans, Revolving shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the applicable Seller, without recourse, representation or warranty, all the right, title and interest of Revolving in and to such Defective Mortgage Loans, all monies due or to become due with respect thereto and all proceeds thereof. The appropriate Sellers shall forward the Repurchase Price to Revolving or any portion thereof to the Trustee upon the direction of Revolving and such reassigned Defective Mortgage Loans shall be treated by Revolving as collected in full as of the date on which the Repurchase Price therefor was received by Revolving or the Trustee. Revolving shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Sellers to effect the conveyance of such Defective Mortgage Loans pursuant to this subsection. The Sellers acknowledge that Revolving has appointed the Trustee its attorney in fact to collect the Repurchase Price up to the Retransfer Deposit Amount and to enforce its rights hereunder.

                 Section 6.2. Reassignment of Certificateholders' Interest in Trust Portfolio. In the event any representation or warranty set forth in
Section 4.2 is not true and correct in any material respect and as a result of such breach Revolving is required to accept a reassignment of all the affected Mortgage Loans pursuant to Section 2.04 of the Pooling and Servicing Agreement, the applicable Seller shall be obligated to accept a reassignment of Revolving's interest in such Mortgage Loans on the terms set forth below.

                 The Sellers shall pay to Revolving by depositing in the Collection Account, pursuant to Section 9.6 hereof, in immediately available funds not later than the close of business in Chicago, Illinois, two Business Days prior to the Distribution Date following the expiration of the cure period provided in Section 2.04 of the Pooling and Servicing Agreement, in payment for such reassignment, an amount equal to the Certificate Principal Balance on such Distribution Date plus an amount equal to all interest accrued but unpaid on the Investor Certificate Principal Balance through the day immediately preceding such Distribution Date plus any unreimbursed amounts owing to the Certificate Insurer with respect to any Credit Enhancement Draw Amount plus interest thereon as set forth in the Insurance Agreement (the "Portfolio Reassignment Price").


                                  ARTICLE VII

                              CONDITIONS PRECEDENT

                 Section 7.1. Conditions to Revolving's Obligations Regarding Initial Mortgage Loans. The obligations of Revolving to purchase the Initial Mortgage Loans on the Closing Date shall be subject to the satisfaction of the following conditions:

                 (a) All information concerning the Initial Mortgage Loans provided as of the Pool Date shall be true and correct as of the Pool Date in all material respects;

                 (b) Each Seller shall have delivered to Revolving (or to the Trustee, which Revolving hereby directs) a computer file or microfiche list containing a true and complete list of all information specified in Section 2.1
(e) hereof and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

                 (c) Each Seller shall have prepared for recording and filing, at its expense, any financing statement with respect to the Initial Mortgage Loans now existing and hereafter created for the transfer of accounts (as defined in Section 9-106 of the UCC as in effect in the State of Illinois) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of such Mortgage Loans from such Seller to Revolving if the Initial Mortgage Loans or Additional Loan Balances relating thereto were deemed to constitute accounts receivable under applicable law, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee as agent for Revolving;

                 (d) On or before the Closing Date, Revolving and the Trustee shall have entered into the Pooling and Servicing Agreement and the closing under the Pooling and Servicing Agreement shall take place simultaneously with the initial closing hereunder; and

                 (e) All corporate and legal proceedings and all instruments and opinions in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Revolving, and Revolving shall have received from each Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Revolving may reasonably have requested.

                 Section 7.2. Conditions to Revolving's Obligations Regarding Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans and Additional Loan Balances. The obligations of Revolving to purchase any Subsequent Funding Mortgage Loans, Eligible Substitute Mortgage Loans and any Additional Loan Balances created on or after the Pool Date shall be subject to the satisfaction of the following conditions:

                 (a) All representations and warranties of each Seller contained in Section 4.1 and 4.2 of this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                 (b) All information concerning the Subsequent Funding Mortgage Loans, any Eligible Substitute Mortgage Loans and Additional Loan Balances provided or to be provided to Revolving shall be true and correct in all material respects; and

                 (c) Each Seller shall have indicated in its computer files or microfiche list that the Subsequent Funding Mortgage Loans, any Eligible Substitute Mortgage Loans and Additional Loan Balances created in respect of any Credit Line Agreement to which such Subsequent Funding Mortgage Loans, any Eligible Substitute Mortgage Loans and Additional Loan Balances relate have been sold to Revolving in accordance with this Agreement and transferred to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders.

                 Section 7.3. Conditions Precedent to the Sellers' Obligations. The obligations of each of the Sellers to sell the Initial Mortgage Loans on the Closing Date and to sell the Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans on the applicable Addition Date therefor shall, in each case, be subject to the satisfaction of the following conditions:

                 (a) All representations and warranties of Revolving contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                 (b) Payment or provision for payment of the applicable Purchase Price in accordance with the provisions of Article III hereof shall have been made; and

                 (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Sellers, and such Sellers shall have received from Revolving copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as such Sellers may reasonably have requested.


                                  ARTICLE VIII

                          TERM & PURCHASE TERMINATION

                 Section 8.1. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the Trust shall have terminated as provided in Article X of the Pooling and Servicing Agreement.

                 Section 8.2. Purchase Termination. If any Seller voluntarily goes into liquidation or consents to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to such Seller or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against such Seller; or such Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making or suspension, a "Dissolution Event"), such Seller shall on the day of such appointment, voluntary liquidation, entering of such decree, admission, filing, making or suspension, as the case may be (the "Appointment Date"), immediately cease to transfer Additional Loan Balances, Subsequent Funding Mortgage Loans and Eligible Substitute Mortgage Loans, in each case as and if applicable, to Revolving and shall promptly give notice to Revolving and the Trustee of such Dissolution Event. Notwithstanding any cessation of the transfer to Revolving of Additional Loan Balances, Subsequent Funding Mortgage Loans and Eligible Substitute Mortgage Loans, in each case as and if applicable, Mortgage Loans transferred to Revolving prior to the occurrence of such Dissolution Event and Principal Collections and Interest Collections, insurance proceeds and other monies in respect of such Mortgage Loans whenever received, shall continue to be property of Revolving available for transfer by Revolving to the Trust pursuant to the Pooling and Servicing Agreement.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                 Section 9.1. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Revolving and the Sellers (provided that a Seller and Revolving may change the terms as it applies to their agreements to each other without the written consent of the other Sellers) in accordance with this Section 9.1. This Agreement and any Conveyance Papers may be amended from time to time by Revolving and the Sellers
(i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any such other Conveyance Papers, (iii) to add any other provisions with respect to matters or questions arising under this Agreement or any Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any Conveyance Papers,
(iv) to change or modify the Purchase Price to be received by the applicable Seller for the Mortgage Loans, and (v) to change, modify, delete or add any other obligation of the Sellers or Revolving; provided however, that no amendment pursuant to clause (v) of this Section 9.1 shall be effective unless the Rating Agencies have notified the Sellers and Revolving in writing that such amendment will not result in a reduction or withdrawal of the rating of the Certificates and the prior written consent of the Certificate Insurer as required by the Insurance Agreement is obtained. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement.

                 SECTION 9.2. GOVERNING LAW. THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 Section 9.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) the Sellers, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Director Asset-Securitization, Treasury Department and (b) in the case of Revolving, HFC Revolving Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Secretary, (facsimile (847) 564- 6366) or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                 Section 9.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Conveyance Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement or any Conveyance Papers and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Papers.

                 Section 9.5. Assignment. Notwithstanding anything to the contrary contained herein, other than Revolving's assignment of its right, title, and interest in, to, and under this Agreement to the Trustee for the benefit of the Certificateholders as contemplated by the Pooling and Servicing Agreement and Section 9.6 hereof and the transfer by the Sellers to the Trustee pursuant to the Transfer Agreement of the Transferred Assets, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that (i) each Seller shall have the right to assign its right, title and interest, in, to and under this Agreement, to (a) any entity affiliated with Household Finance Corporation and (b) any other entity provided that the Rating Agencies have advised Revolving and the Sellers that such assignment will not result in the reduction or withdrawal of the rating of the Certificates and that the Certificate Insurer has given its prior written consent to such assignment, which consent shall not be unreasonably withheld and (ii) Revolving shall have the right to assign this Agreement to (a) any affiliate of Household Finance Corporation and (b) any other entity provided that the Rating Agencies have advised Revolving that such assignment will not result in the reduction or withdrawal of the rating of the Certificates and that the Certificate Insurer has given its prior written consent to such assignment, which consent shall not to be unreasonably withheld.

                 Section 9.6. Acknowledgment and Agreement of each Seller. By execution below, each Seller expressly acknowledges and agrees that all of Revolving's right, title, and interest in, to, and under this Agreement, including, without limitation, all of Revolving's right, title, and interest in and to the Mortgage Loans and other Purchased Assets purchased pursuant to this Agreement, shall be assigned by Revolving to the Trustee for the benefit of the Certificateholders and the Certificate Insurer pursuant to the Pooling and Servicing Agreement, and each of the Sellers consents to such assignment. Additionally, each of the Sellers agrees for the benefit of the Trustee and the Certificate Insurer that any amounts payable by such Seller to Revolving hereunder which are to be paid by Revolving to the Trustee for the benefit of the Certificateholders, to the extent required by and pursuant to the terms of the Pooling and Servicing Agreement (including, without limitation, payments to be made under Article III, Section 6.1 and 6.2 hereof) shall be paid by such Seller, on behalf of Revolving, directly to the Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior business day in next-day funds.

                 Section 9.7. Further Assurances. Revolving and each Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Purchased Assets for filing under the provisions of the UCC (as in effect in the State of Illinois) or other law of any applicable jurisdiction.

                 Section 9.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Revolving or any Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                 Section 9.9. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 Section 9.10.  Binding Effect; Third-Party Beneficiaries.
This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trustee and the Certificate Insurer, and no other party, shall be considered a third-party beneficiary of this Agreement.

                 Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance

Papers may not be modified, amended, waived or supplemented except as provided herein.

                 Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                 Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                 Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of any Seller submitted pursuant hereto, or contained in any assignment permitted hereunder, shall remain operative and in full force and effect and shall survive conveyance of the Purchased Assets by Revolving to the Trustee pursuant to the Pooling and Servicing Agreement.

                 IN WITNESS WHEREOF, Revolving and the Sellers have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                 HOUSEHOLD REALTY CORPORATION
                 HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA
                 HOUSEHOLD FINANCE CORPORATION II
                 HOUSEHOLD FINANCE CORPORATION III
                 HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY
                 HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK HOUSEHOLD FINANCIAL CENTER INC.
                 HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY HOUSEHOLD INDUSTRIAL FINANCE COMPANY
                 MORTGAGE ONE CORPORATION


                 BY:
                    -------------------------------
                      B. B. Moss, Vice President


                 HFC REVOLVING CORPORATION

                 BY
                    -------------------------------
                      J. W. Blenke, Vice President
                         and Secretary

                                                                      Schedule 1


                LIST OF LOAN BALANCES OF INITIAL MORTGAGE LOANS


 Deemed Incorporated Herein By Reference to the Mortgage Schedule delivered on the Closing Date pursuant to the Pooling and Servicing Agreement.

                                                                      Schedule 2


                            LIST OF LOAN BALANCES OF
                   SUBSEQUENT FUNDING MORTGAGE LOANS AND ANY
                       ELIGIBLE SUBSTITUTE MORTGAGE LOANS


To be delivered on the Addition Date upon which the Subsequent Funding Mortgage Loans and any Eligible Substitute Mortgage Loans are conveyed to Revolving. Upon such Addition Date, deemed to be incorporated herein by reference to the applicable Mortgage Schedule delivered on such Addition Date pursuant to the Pooling and Servicing Agreement.

                                                                       EXHIBIT A
                                               to Receivables Purchase Agreement



                          FORM OF SETTLEMENT STATEMENT

                         RECEIVABLES PURCHASE AGREEMENT

                     Current Settlement Date:  ____________




                 __________________________________ (the"Seller") and HFC
Revolving Corporation ("Revolving"), pursuant to the Receivables Purchase Agreement (the "Receivables Purchase Agreement") dated as of November 1, 1996, by and among the Seller, other sellers named therein and Revolving, do hereby agree and certify as follows:

                 1. Capitalized terms used in this Settlement Statement have their respective meanings in the Receivables Purchase Agreement. As used herein, the term " Collection Period" shall mean the Collection Period immediately preceding the calendar month in which this Settlement Statement is delivered. This Settlement Statement is being delivered pursuant to Section 3.2 of the Receivables Purchase Agreement. References hereto to certain sections are references to the respective sections in the Receivables Purchase Agreement.

                 2. The date of this Settlement Statement is a Distribution Date under the Pooling and Servicing Agreement.

A.       MORTGAGE LOANS AND PURCHASE PRICE FOR COLLECTION PERIOD

                 3.       The Purchase Price of the Loan Balances
                          conveyed to Revolving during the Collection
                          Period is equal to  . . .                   $________

                 4.       The Principal Collections on the Loan
                          Balances during the Collection Period
                          are equal to . . .                          $________

                 5.       The Interest Collections on the Loan
                          Balances during the Collection Period
                          are equal to   . . . .                      $________

                 6.       The total adjusted Purchase Price for
                          the Collection Period (Item 3 minus the
                          sum of Items 4 and 5) is equal to           $________

B.       REPURCHASED MORTGAGE LOANS AND REPURCHASE PRICE FOR COLLECTION PERIOD

                 7.       The Repurchase Price for any Mortgage Loans
                          required to be repurchased by [Seller]
                          pursuant to Section 6.1 of the Receivables
                          Purchase Agreement with respect to the
                          Collection Period is equal to      . . . .  $________

                 8.       The Portfolio Reassignment Price for
                          Mortgage Loans reassigned pursuant to
                          Section 6.2 of the Receivables Purchase
                          Agreement is equal to  . . . .              $________

C.       TOTAL AMOUNT PAYABLE BY REVOLVING TO SELLER FOR COLLECTION PERIOD

                 9.       Item 6 less the sum of Items 7 and 8 above
                          is equal to . . . . . . . . . . .           $________

                10. If the amount of Item 9 is a negative number, Seller shall pay the absolute value of such amount to Revolving.

                             INITIAL MORTGAGE LOANS
                            whose CLTV exceeds 100%